                        UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF KANSAS


IN RE:                                              NEW YORK BAGEL
                                                    CASE NO.      00-10275
         DEBTOR(S)                                  CHAPTER 11


                               MONTHLY REPORT
                          FOR MONTH OF JULY, 2000

                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                              CASE NO.  00-10275

                                   CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
                     FOR THE MONTH ENDING JULY 26, 2000

1    PROVIDE THE FOLLOWING INFORMATION REGARDING SALARIES/WAGES
     PAID/DUE.

     GROSS AMOUNT OF EXECUTIVE SALARIES PAID                      0

               NAME                TITLE

     RICHARD R WEBB                C F O                          0

     GROSS AMOUNT OF OTHER WAGES PAID                             0

     WERE ANY WAGES/ SALARIES DUE BUT NOT PAID FOR THIS CURRRENT
     MONTH?  YES     NO    X .  IF YES, PROVIDE THE EMPLOYEE'S NAME
     AND TITLE AND AMOUNT DUE.

2    PROVIDE THE FOLLOWING INFORMATION REGARDING TAXES PAID/DUE.

     ARE ALL POST-PETITION FEDERAL AND STATE TAXES PAID OR DEPOSITED
     FOR THE PERIOD?  YES        NO     X
     PROVIDE DOLLAR DETAIL OF TAXES FOR THIS PERIOD.

                                 AMOUNT DUE          TAXES PAID
     TYPE OF TAX                  FOR MONTH         DURING MONTH
                                                CK #         DATE       AMOUNT


     NONE DUE OR PAID FOR THE MONTH OF JULY 2000



     OTHER TAXES

     ATTACH PHOTOCOPIES OF IRS FORM 6123 AND SIMILAR RECEIPT FROM THE STATE TAXING AUTHORITY TO VERIFY THE DEPOSITS OR PAYMENTS

                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
                      FOR THE MONTH ENDING JULY 26, 2000

3    DOES ALL INSURANCE COVERAGE REMAIN IN EFFECT?   YES     NO   X

     TYPE                CARRIER             POLICY #            EXP DATE

     PROPERTY DAMAGE     TRAVELERS           BINDER 105403       ALL INSURANCE
                                                                 WAS CANCELLED
     LIABILITY           TRAVELERS           BINDER 105422       DUE TO THE
                                                                 PURCHASE BY
     WORKERS COMP        PREFERRED EMPLYRS   BINDER 105382       NEW WORLD
                         PREFERRED EMPLYRS   BINDER 105402       COFFEE ON
                                                                 MAY 12, 2000
     OTHER

     AUTOMOBILE          TRAVELERS           BINDER 105423

     PROPERTY/LIABILITY  TRAVELERS           BINDER 105420

4    DO ALL REQUIRED LICENSES REMAIN IN EFFECT?   YES   X    NO
               DESCRIPTION                   RENEWAL DATE

               FOOD/HEALTH                   VARIES BY STORE

5    LIST DEBTS INCURRED WHICH HAVE NOT BEEN PAID.
     (I.E. UTLITY BILLS, REPAIR BILLS, PROFESSIONAL FEES)

     DATE INCURRED                 CREDITOR            PURPOSE   AMOUNT

     NONE                          NONE                           NONE




                                                       TOTAL

                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING JULY 26, 2000

6    CHECK [ X]  THAT THE FOLLOWING FORMS ARE ATTACHED:

     RECEIPTS AND DISBURSEMENTS STATEMENT              X

     INCOME STATEMENT                                  X

     BALANCE SHEET (QUARTERLY ONLY)                    X

     COPY OF BANK STATEMENT (S)                        X

     FORM 6123                                         X

     COPY OF CHAPTER 11 QUARTERLY FEE
               PAYMENT REPORT (INCLUDE FOR MONTH
               DURING WHICH FEE IS PAID)

I (WE) DECLARE UNDER PENALTY OF PERJURY THAT THIS REPORT AND ATTACHED STATEMENTS ARE TRUE AND CORRECT TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF.


DATED:  AUGUST 14, 2000    DEBTOR:                                      *

                         CO-DEBTOR:                                    **


* THIS REPORT MUST BE SIGNED BY AN INDIVIDUAL HAVING SUFFICIENT KNOWLEDGE OF THE FACTS TO MAKE A TRUTHFUL AND FULL STATEMENT.

**   IF THIS IS A JOINT PETITION, BOTH HUSBAND AND WIFE MUST SIGN.

     NOTE:     THIS REPORT AND ATTACHED STATEMENTS ARE DUE FOR EACH
               CALENDAR MONTH PERIOD FROM TIME OF FILING PETITION (FIRST REPORT WILL BE FOR A SHORT PERIOD) UNTIL THE CASE IS DISMISSED, CONVERTED OR A PLAN IS CONFIRMED. THE REPORT IS DUE THE 15TH OF THE MONTH FOLLOWING THE REPORTING PERIOD. (IE. JANUARY REPORT IS DUE FEBRUARY 15TH)


REV. 6/93                                                         PAGE 3 OF 3